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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 13, 2002


                            EXXON MOBIL CORPORATION
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             (Exact name of registrant as specified in its charter)


       New Jersey                        1-2256                 13-5409005
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 (State or other jurisdiction   (Commission File Number)   (IRS Employer
    of incorporation)                                       Identification No.)



             5959 Las Colinas Boulevard
                   Irving, Texas                         75039-2298
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      (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (972) 444-1000


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(Former name or former address, if changed since last report)

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       ITEM 9.  Regulation FD Disclosure.


       On August 13, 2002, Exxon Mobil Corporation (the "Company") submitted to the Securities and Exchange Commission written certifications by each of the chief executive officer and the principal financial officer of the Company for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Company's Report on Form 10-Q for the quarter ended June 30, 2002. Copies of each statement are attached as Exhibits 99.1 and 99.2 to this report.








































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                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          EXXON MOBIL CORPORATION


Date:  August 13, 2002                  By:  /s/ Donald D. Humphreys
                                        -------------------------------
                                        Name:  Donald D. Humphreys
                                        Title: Vice President, Controller and
                                               Principal Accounting Officer






























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                               INDEX TO EXHIBITS



Exhibit No.                         Description
__________                          ___________


99.1 Certification by Chief Executive Officer of Periodic Financial Report Pursuant to 18 U.S.C. Section 1350


99.2 Certification by Principal Financial Officer of Periodic Financial Report Pursuant to 18 U.S.C. Section 1350


































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